Exhibit 10.2

NORDSTROM, INC.

Officer’s Certificate pursuant to Section 5(h) of the Underwriting Agreement

May 26, 2009

Reference is made to the Underwriting Agreement, dated May 20, 2009 (the “Underwriting Agreement”), among Nordstrom, Inc., a Washington Corporation (the “Company”) and the several underwriters named in Schedule A thereto (the “Underwriters”), for whom Banc of America Securities LLC and J.P. Morgan Securities Inc. are acting as representatives (the “Representatives”) in connection with the issuance and sale by the Company of $400 million aggregate principal amount of its 6.75% Notes due 2014 (the “Notes”) to be purchased by the Underwriters. Each capitalized term used but not defined herein shall have the meaning ascribed thereto in the Underwriting Agreement.

We, Michael G. Koppel and Robert B. Sari, certify that we are the Executive Vice President and Chief Financial Officer and the Executive Vice President, General Counsel and Secretary, respectively, of the Company, and that, as such, are authorized to execute this certificate on behalf of the Company pursuant to Section 5(h) of the Underwriting Agreement and DO HEREBY CERTIFY on behalf of the Company, and not in our individual capacities, that:

1.	the Company has received no stop order suspending the effectiveness of the Registration Statement, and no proceedings for such purpose have been instituted or threatened by the Commission;

2.	the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form;

3.	the representations, warranties and covenants of the Company set forth in Section 1 of the Underwriting Agreement are true and correct with the same force and effect as though expressly made on and as of the date hereof; and

4.	the Company has complied with all the agreements under the Underwriting Agreement and satisfied all the conditions on its part to be performed or satisfied under the Underwriting Agreement at or prior to the date hereof.

[Signature page follows]

IN WITNESS WHEREOF, we have executed this Certificate as of the date first above written.

NORDSTROM, INC.

By:
	Name:	Michael G. Koppel
	Title:	Executive Vice President and Chief Financial Officer

By:
	Name:	Robert B. Sari
	Title:	Executive Vice President, General Counsel and Secretary

Nordstrom, Inc. - Officers’ Certificate pursuant Section 5(h) of the Underwriting Agreement